UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2014 (August 11, 2014)

INLAND AMERICAN REAL ESTATE TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-51609	34-2019608
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 218-8000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On August 12, 2014, Inland American Real Estate Trust, Inc. (the “Company”) mailed a letter to its stockholders announcing: (i) the filing of a preliminary registration statement on Form 10 with the Securities and Exchange Commission (the “SEC”) outlining the details of a potential plan to spin-off a significant portion of the Company’s lodging portfolio into a stand-alone, publicly-traded company to be called Xenia Hotels & Resorts, Inc.; (ii) the suspension of the Company’s distribution reinvestment plan (“DRP”); and (iii) the continued suspension of the Company’s share repurchase program (“SRP”). A copy of the letter to stockholders is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Pursuant to the rules and regulations of the SEC, the information in this Item 7.01 disclosure, including Exhibit 99.1, and the information set forth therein, is deemed to have been furnished to, and shall not be deemed to be “filed” with, the SEC.

Item 8.01.	Other Events.

On August 11, 2014, the Company issued a press release announcing that a preliminary registration statement on Form 10 was filed with the SEC outlining the details of a potential plan to spin-off a significant portion of the Company’s lodging portfolio into a stand-alone, publicly-traded company to be called Xenia Hotels & Resorts, Inc. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

On August 12, 2014, the Company announced that, in connection with the possibility of a potential spin-off of Xenia Hotels & Resorts, Inc., the Company’s board of directors, including all of the Company’s independent directors, voted to suspend the Company’s DRP until further notice. Further, while the Company’s board of directors previously expected to be in a position to reinstate the SRP later this year, in light of recent developments related to the potential spin-off of Xenia Hotels & Resorts, Inc., the SRP will remain suspended. Beginning with the distributions previously authorized by the board of directors for the month of July 2014, which are payable in August 2014, any stockholder receiving their monthly distribution through the DRP will now receive a check or distribution statement showing their monthly distribution. The suspension of the DRP will not affect the payment of distributions to stockholders who previously received their distributions in cash.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Letter to Stockholders, dated August 12, 2014

99.2	Press Release issued on August 11, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND AMERICAN REAL ESTATE TRUST, INC.

Date: August 12, 2014	By:	/s/ Jack Potts
	Name:	Jack Potts
	Title	Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter to Stockholders, dated August 12, 2014

99.2	Press Release issued on August 11, 2014

4